MERRILL LYNCH
ADJUSTABLE
RATE SECURITIES
FUND, INC.








FUND LOGO








Quarterly Report

August 31, 1995



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Merrill Lynch
Adjustable Rate
Securities Fund, Inc.
Box 9011
Princeton, NJ
08543-9011







MERRILL LYNCH ADJUSTABLE RATE SECURITIES FUND, INC.



OFFICERS AND
DIRECTORS

Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Harry Woolf, Director
Terry K. Glenn, Executive Vice President
N. John Hewitt, Senior Vice President
Donald C. Burke, Vice President
Jeffrey B. Hewson, Vice President
Theodore J. Magnani, Vice President
Gregory Mark Maunz, Vice President
Gerald M. Richard, Treasurer
Michael J. Hennewinkel, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, New York 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863






DEAR SHAREHOLDER


Economic Environment
After raising interest rates seven consecutive times since February 1994 to temper above-average economic growth, the Federal Reserve Board lowered interest rates at its July Federal Open Market Committee meeting. Federal Reserve Board chairman Alan Greenspan lowered the Federal Funds rate 25 basis points (0.25%) to 5.75% because inflationary pressures had receded enough to accommodate a modest adjustment in monetary conditions. The widely anticipated reduction in interest rates prompted a rally in the bond markets amid speculation of a continued decline in economic growth followed by further reductions of interest rates.

Gross domestic product (GDP) rose just 1.1% in the second quarter of 1995, down from 2.7% in the first quarter and down significantly from its 4.1% pace in 1994. Much of the decline in second-quarter growth is attributable to a correction of inventory levels and slack consumer demand. Rapid expansion and high levels of industrial and manufacturing output in late 1994 caused a decrease in 1995 production schedules so that the buildup of business inventories could be gradually reduced. Capacity utilization rates fell for the seventh consecutive month in July, while non-farm payrolls grew by a monthly average of just 65,000 jobs in the second quarter after averaging 294,000 new jobs in 1994. In addition, consumers continue to be inundated with high debt, forcing them to pare down their spending habits. Through August, retail sales have grown at just a 3.8% annualized rate in 1995, down sharply from a 7.0% rate in 1994. Nevertheless, interest rate volatility increased, as investors assessed whether the economy is headed toward a recession or a soft landing scenario.

Despite volatile economic growth during the last 12 months, inflation continues to remain subdued. Through August 31, 1995, the core consumer price index (CPI) rose at an annualized rate of 2.4% over the previous four months and just 2.9% over the last year, the lowest rate of core inflation in 30 years. More importantly, labor costs have continued to remain low and stable. Since 1957, yearly CPI inflation has changed by more than 2% only five times. Of those five times, four changes were caused by oil price increases of more than 20%. The fifth change occurred in 1979 when labor costs were rising above 6% a year. Through the first six months of 1995, the employment cost index rose to a 2.9% annualized rate after rising 3.0% in 1994.

While not indicative of robust growth, recent data point to an improving economic picture for the third quarter of 1995. Inventory levels have fallen steadily while non-farm payrolls rose 249,000 in August. In addition, declining interest rates in 1995 are beginning to take hold in the housing market. Existing home sales rose 7.0% and 5.0% on a monthly basis in June and July, respectively, while new housing starts rose 7.0% in July. Although third-quarter GDP should be modestly higher, we do not expect a strong economic trend to develop. Instead, we foresee continued moderate growth coupled with restrained inflationary pressures. In addition, there still exists the possibility of further interest rate reductions by the Federal Reserve Board should economic activity and inflation remain temperate, as real short-term interest rates are still historically high.

Portfolio Matters
During the quarter ended August 31, 1995, there was a marked change in the shape of the US Treasury yield curve. Yields of US Treasury notes and bonds were virtually unchanged, while US Treasury bill yields declined 16 basis points--36 basis points, causing the yield curve to slightly steepen. At the close of the August quarter, the spread between the one-year Treasury bill and the 30-year Treasury bond stood at 102 basis points. The decline in short-term yields primarily reflected investors' belief of continued easing of monetary policy by the Federal Reserve Board.

In the adjustable rate mortgage securities (ARMS) market, prepayment concerns became a reality. ARMS yield spreads widened 15 basis points--20 basis points, as investors evaluated the affects of faster prepayments on premium priced ARMS. While prepayments of ARMS increased, they remain well below the peak levels attained in 1992 and 1993.

We expect the current prepayment phenomenon to subside and yield spreads to tighten for two primary reasons. First, because of the 110 basis point--150 basis point decline of short-term interest rates in 1995, future increases in ARM interest rate adjustments will be limited. Therefore, homeowner payment shock should be limited as mortgage payment changes become modest. This should limit the incentive of ARM holders from entering into a massive refinancing mode. In addition, the Treasury yield curve remains historically flat. A relatively flat yield curve provides fewer attractive mortgage refinancing alternatives such as last seen in the 1992--1993 steep curve environment. Second, as the fall and winter months approach, mortgage origination tends to slacken. In an environment where ARM origination is already historically low, further diminished supply should pressure ARM yield spreads to narrow and prices to rise.

Despite declining interest rates and a resurgence in prepayments, the Fund maintained a relatively stable dividend accrual in 1995. Our investment strategy consisted of remaining highly invested in ARMS (90%), which have continued to reset upward in 1995, and purchasing ARMS at lower dollar prices has allowed us to maintain yield stability. In the upcoming months, we will continue to remain invested in a high percentage of ARMS, emphasizing market liquidity. Should ARM spreads begin to tighten, we will selectively begin taking capital gains by selling some of our higher-coupon ARMS and reinvesting the proceeds in lower-coupon/lower dollar-priced ARMS to seek to provide future net asset value support.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President





(Gregory Mark Maunz)
Gregory Mark Maunz
Vice President and Portfolio Manager

September 21, 1995






PERFORMANCE DATA


About Fund Performance

Since October 21, 1994, investors have been able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994, which, in the case of certain eligible investors, were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after 10 years.

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

Performance data for the Fund's Class B and Class D Shares are presented in the "Performance Summary" and "Average Annual Total Return" tables on pages 4 and 5. Data for Class A and Class C Shares are presented in the "Aggregate Total Return" table on page 5. Data for all of the Fund's shares are presented in the "Recent Performance Results" table on pages 4 and 5.

The "Recent Performance Results" table shows investment results before the deduction of any sales charges for Class B and Class D Shares for the 12-month and 3-month periods ended August 31, 1995 and for Class A and Class C Shares for the since inception and 3-month periods ended August 31, 1995. All data in this table assume imposition of the actual total expenses incurred by each class of shares during the relevant period.

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




PERFORMANCE DATA (concluded)



Performance
Summary--
Class B Shares
                                Net Asset Value      Capital Gains           Dividends
Period Covered               Beginning    Ending      Distributed              Paid*            % Change**
8/2/91--12/31/91                $10.00     $9.99           --                 $0.268              +2.60%
1992                              9.99      9.77           --                  0.497              +2.84
1993                              9.77      9.73           --                  0.313              +2.83
1994                              9.73      9.33           --                  0.386              -0.14
1/1/95--8/31/95                   9.33      9.52           --                  0.338              +5.95
                                                                              ------
                                                                        Total $1.802

                                                          Cumulative total return as of 8/31/95: +14.79%**


 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.

Performance
Summary--
Class D Shares***
                                Net Asset Value      Capital Gains           Dividends
Period Covered               Beginning    Ending      Distributed              Paid*            % Change**
8/2/91--12/31/91                $10.00     $9.99           --                 $0.289              +2.82%
1992                              9.99      9.77           --                  0.547              +3.36
1993                              9.77      9.73           --                  0.362              +3.35
1994                              9.73      9.32           --                  0.435              +0.26
1/1/95--8/31/95                   9.32      9.51           --                  0.368              +6.29
                                                                              ------
                                                                        Total $2.001

                                                          Cumulative total return as of 8/31/95: +17.04%**

  *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.
***As a result of the implementation of the Merrill Lynch Select
   Pricing SM System, Class A Shares of the Fund outstanding prior to October 21, 1994 were redesignated to Class D Shares.



Recent
Performance
Results
                                                                                    12 Month    3 Month
                                                 8/31/95    5/31/95   8/31/94++    % Change++   % Change
Class A Shares*                                    $9.52      $9.55     $9.46        +0.63%       -0.31%
Class B Shares*                                     9.52       9.56      9.51        +0.11        -0.42
Class C Shares*                                     9.52       9.56      9.46        +0.63        -0.42
Class D Shares*                                     9.51       9.55      9.50        +0.11        -0.42
Class A Shares--Total Return*                                                        +6.23(1)     +1.32(2)
Class B Shares--Total Return*                                                        +5.72(3)     +1.01(4)
Class C Shares--Total Return*                                                        +5.52(5)     +1.00(6)
Class D Shares--Total Return*                                                        +6.15(7)     +1.14(8)
Class A Shares--Standardized 30-day Yield           6.00%
Class B Shares--Standardized 30-day Yield           5.46%
Class C Shares--Standardized 30-day Yield           5.43%
Class D Shares--Standardized 30-day Yield           5.74%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 ++Investment results shown for Class A and Class C Shares are since inception (10/21/94).
(1)Percent change includes reinvestment of $0.493 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.155 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.507 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.136 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.429 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.135 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.556 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.149 per share ordinary income dividends.



                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 6/30/95                         +5.52%         +1.52%
Inception (8/2/91) through 6/30/95         +3.36          +3.12

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/95                         +6.18%         +1.94%
Inception (8/2/91) through 6/30/95         +3.90          +2.83

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



Aggregate
Total Return

                                     % Return Without % Return With
                                        Sales Charge   Sales Charge**

Class A Shares*

Inception (10/21/94) through 6/30/95       +5.29%         +1.08%

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.




                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Inception (10/21/94) through 6/30/95       +4.61%         +3.61%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.

SCHEDULE OF INVESTMENTS
                                     Face                                                                             Percent of
             Index                  Amount                     Issue                            Cost         Value    Net Assets
Adjustable   Constant Maturity  $  3,763,390  Bear Stearns Secured Investors,
Rate*        Treasury Indexed                 Inc. II, Pass-Through 91-1-A, 8.323%
Mortgage-    Obligations                      due 11/25/2021                               $  3,834,044   $  3,782,207    1.91%
Backed                                        Federal Home Loan Mortgage Corporation:
Obligations**                      2,764,705    #645073, 7.809% due 5/01/2015                 2,811,360      2,823,455    1.43
                                   4,914,742    #606108, 7.825% due 9/01/2019                 5,015,654      5,068,328    2.56
                                   3,385,282    #755194, 7.509% due 3/01/2020                 3,394,729      3,433,963    1.74
                                      67,064    #785173, 8.163% due 8/01/2020                    68,615         67,132    0.03
                                   5,908,342    #845139, 7.685% due 3/01/2022                 5,999,640      6,061,605    3.07
                                   8,407,759    #845535, 7.805% due 10/01/2023                8,571,922      8,657,386    4.38
                                  10,404,238    #755170, 7.978% due 8/01/2031                10,755,381     10,651,339    5.39
                                              Federal National Mortgage Association:
                                     600,232    #21041, 7.61% due 10/01/2013                    617,489        597,267    0.30
                                   2,138,090    #21059, 7.46% due 11/01/2013                  2,199,560      2,135,417    1.08
                                   1,377,181    #20293, 7.88% due 9/01/2015                   1,416,775      1,370,378    0.69
                                   6,112,631    #142069, 6.808% due 12/01/2021                6,238,704      6,172,779    3.12
                                   6,048,290    #200009, 7.602% due 2/01/2023                 6,070,817      6,177,761    3.13
                                  12,170,498    #291252, 5.766% due 8/01/2024                12,327,979     12,566,039    6.36
                                   5,000,000    #TBA, 5.62% due 9/01/2025 (d)                 5,051,498      5,075,000    2.57
                                  10,200,000  Government National Mortgage Association,
                                              #8685, 6.50% due 8/20/2025                     10,286,004     10,292,438    5.21
                                  16,947,044  Prudential Home Mortgage Securities
                                              Company, Inc., REMIC (a) 92-35-A1,
                                              7.868% due 10/01/2022                          17,370,720     17,285,985    8.75
                                   5,579,390  Resolution Trust Corporation, REMIC
                                              (a) 92-6-B4, 7.463% due 11/25/2025              5,716,865      5,600,313    2.83

             Cost of Funds         6,293,852  DLJ Mortgage Acceptance Corp.,
             Indexed                          REMIC (a) 91-6-A1, 7.80% due
             Obligations                      9/01/2021                                       6,401,536      6,244,681    3.16
                                   1,138,510  Resolution Trust Corporation,
                                              REMIC (a) 92-M3-A, 7.914% due
                                              2/25/2020                                       1,098,662      1,097,239    0.56

             London Interbank                 Federal National Mortgage Association:
             Offered Rate          5,835,735    #307622, 7.592% due 4/01/2023                 6,006,641      5,987,115    3.03
             Indexed               3,826,515    #291256, 7.187% due 8/01/2024                 3,901,058      3,936,527    1.99
             Obligations           9,268,166    #305729, 6.987% due 2/01/2025                 9,548,014      9,523,040    4.82
                                              Resolution Trust Corporation, REMIC (a):
                                   6,510,700    91-M7-B, 7.937% due 1/25/2021                 6,510,700      6,575,807    3.33
                                  15,005,286    92-C1-B, 7.937% due 8/25/2023                14,452,208     15,333,527    7.76
                                  12,000,000  Saxon Mortgage Securities Corporation,
                                              REMIC (a) 92-3-B, 7.488% due 11/25/2022        12,270,781     12,060,000    6.10

                                              Total Investments in Adjustable Rate          167,937,356    168,576,728   85.30
                                              Mortgage-Backed Obligations

Derivative                        24,357,021  Capstead Mortgage Securities
Mortgage-Backed                               Corporation II, REMIC (a) 93-I-A3,
Obligations**--                               0.50% due 9/25/2023                               349,307        175,078    0.09
Interest                          81,906,462  DLJ Mortgage Acceptance Corp.,
Only (b)                                      REMIC (a)92-6-A1, 0.65% due
                                              7/25/2022                                       1,272,605      1,195,834    0.61
                                     107,797  Federal Home Loan Mortgage Corporation,
                                              REMIC (a)(c) 92-1363-C, 294.392%
                                              due 2/25/2022                                   1,658,407        436,578    0.22
                                       1,222  Federal National Mortgage Association,
                                              REMIC (a) 90-142-K, 1,163% due 7/25/2014           70,873          5,927    0.00
                                         290  Prudential Home Mortgage Securities
                                              Company, Inc., REMIC (a) 92-1-A9,
                                              42,990% due 2/25/2022                              34,898         70,819    0.04
                                  23,373,382  Residential Funding Mortgage Securities
                                              I, Inc., REMIC (a) 92-S3-A9, 0.50% due
                                              1/01/2007                                       2,029,279         43,825    0.02
                                              Sears Mortgage Securities Corp.,
                                              REMIC (a):
                                       5,998    91-K-A4, 5,869% due 9/25/2021                   807,661        661,243    0.34
                                  52,125,980    92-12-A3, 0.52% due 7/25/2022                   650,785        456,102    0.23

                                              Total Investments in Derivative
                                              Mortgage-Backed Obligations--Interest
                                              Only                                            6,873,815      3,045,406    1.55


Fixed Rate                         8,395,557  Kidder Peabody Acceptance Corporation,
Mortgage-                                     REMIC (a) 93-M1-A2, 7.15% due
Backed                                        4/25/2025                                       8,359,238      8,282,741    4.19
Obligations**                      6,660,374  Resolution Trust Corporation,
                                              REMIC (a) 92-CHF-B, 7.15% due
                                              12/25/2020                                      6,741,245      6,647,885    3.36

                                              Total Investments in Fixed Rate
                                              Mortgage-Backed Obligations                    15,100,483     14,930,626    7.55


                                              Total Investments in Mortgage-
                                              Backed Obligations                            189,911,654    186,552,760   94.40


Short-Term   Repurchase           15,262,000  Nikko Securities International,
Securities   Agreements***                    Inc., purchased on 8/31/1995 to
                                              yield 5.84% to 9/01/1995                       15,262,000     15,262,000    7.72

                                              Total Short-Term Securities                    15,262,000     15,262,000    7.72


                                              Total Investments                            $205,173,654    201,814,760  102.12
                                                                                           ============
                                              Liabilities in Excess of Other Assets                         (4,181,974)  (2.12)
                                                                                                          ------------  -------
                                              Net Assets                                                  $197,632,786  100.00%
                                                                                                          ============  =======

             Net Asset Value:   Class A--Based on net assets of $383,646 and 40,301
                                         shares outstanding                                               $       9.52
                                                                                                          ============
                                Class B--Based on net assets of $182,771,143 and
                                         19,199,233 shares outstanding                                    $       9.52
                                                                                                          ============
                                Class C--Based on net assets of $1,061,983 and 111,570
                                         shares outstanding                                               $       9.52
                                                                                                          ============
                                Class D--Based on net assets of $13,416,014 and
                                         1,409,987 shares outstanding                                     $       9.51
                                                                                                          ============



  *Adjustable Rate Obligations have coupon rates which reset periodically.
 **Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
***Repurchase Agreements are fully collateralized by US Government &
   Agency Obligations.
(a)Real Estate Mortgage Investment Conduits (REMIC).
(b)Securities which receive some or all of the interest portion of the underlying collateral and little or no principal. Interest only securities have either a nominal or a notional amount of principal.
(c)Adjustable rate coupon that resets inversely to changes in the London Interbank Offered Rate.
(d)TBA--Security purchased on a to be announced basis.